UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2016

Cynosure, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51623	04-3125110
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Carlisle Road, Westford, MA	01886
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 256-4200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Cynosure, Inc. (the “Company”) held its 2016 Annual Meeting of Stockholders on May 11, 2016 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved an amendment and restatement of the Company’s current certificate of incorporation (the “Certificate of Incorporation”), to, among other things: (i) declassify the Company’s Board of Directors (the “Board”) effective beginning at the Company’s 2017 Annual Meeting of Stockholders (with declassification complete at the Company’s 2019 Annual Meeting of Stockholders), (ii) provide for director removal, with or without cause, by the affirmative vote of the holders of a majority of the total number of votes entitled to be cast in the election of directors following declassification of the Board, (iii) eliminate the supermajority voting requirement for amending or repealing Article NINTH of the Certificate of Incorporation relating to the management of the business and conduct of the affairs of the Company, and (iv) remove inoperative provisions related to the Company’s previous dual-class capital structure and a former controlling stockholder. Such amendments were effected pursuant to a Second Restated Certificate of Incorporation of Cynosure, Inc. (the “Second Restated Certificate of Incorporation”) filed with the Secretary of State of the State of Delaware on May 11, 2016. The foregoing description of the Second Restated Certificate of Incorporation is qualified in its entirety by reference to the Second Restated Certificate of Incorporation, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

On May 11, 2016, following the Annual Meeting, the Board adopted and approved amended and restated by-laws of the Company (the “Amended and Restated By-laws”). The Amended and Restated By-laws, which were effective upon adoption by the Board, among other things: (i) declassify the Board effective beginning at the Company’s 2017 Annual Meeting of Stockholders (with declassification complete at the Company’s 2019 Annual Meeting of Stockholders) (Sections 2.3, 2.4 and 2.8) and (ii) provide for director removal, with or without cause, by the affirmative vote of the holders of a majority of the total number of votes entitled to be cast in the election of directors following declassification of the Board (Section 2.7). The Amended and Restated By-laws also include a conforming change (Section 5.6). The foregoing description of the Amended and Restated By-laws is qualified in its entirety by reference to the Amended and Restated By-laws, a copy of which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders (i) elected both of the director nominees, Marina Hatsopoulos and William O. Flannery, to serve as the Company’s Class II Classified Directors until the Company’s 2019 Annual Meeting of Stockholders and until their successors are elected and qualified, (ii) approved and adopted the Second Restated Certificate of Incorporation (as described in Item 5.03 above), (iii) approved, on an advisory basis, the compensation of named executive officers, and (iv) ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2016.

The matters acted upon at the Annual Meeting, and the voting tabulation for each matter, are as follows:

Proposal 1:	The election of two Class II Classified Directors to serve for the next three years.

Nominee	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
Marina Hatsopoulos	19,341,502	72,544	8,665	1,501,138
William O. Flannery	18,965,754	447,452	9,505	1,501,138

Proposal 2:	The Second Restated Certificate of Incorporation, as set forth in Exhibit 3.1 attached hereto, was approved. The proposed amendments were presented as four separate subproposals—2(a), 2(b), 2(c) and 2(d)—and approval of each of the subproposals was conditioned on the approval of all four subproposals. The approval of each of subproposals 2(a), 2(b), 2(c) and 2(d) required the affirmative vote of at least 75% of the shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. The stockholders approved each of subproposals 2(a), 2(b), 2(c) and 2(d). The voting results were as follows:

Subproposal 2(a): The approval of amendments to the Certificate of Incorporation to declassify the Board.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
19,387,563	15,364	19,784	1,501,138

Subproposal 2(b): The approval of amendments to the Certificate of Incorporation to provide for director removal with or without cause by a majority vote following declassification of the Board.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
19,384,605	15,349	22,757	1,501,138

Subproposal 2(c): The approval of amendments to the Certificate of Incorporation to eliminate the supermajority voting requirement for amending or repealing Article NINTH of the Certificate of Incorporation.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
19,382,329	20,451	19,931	1,501,138

Subproposal 2(d): The approval of amendments to the Certificate of Incorporation to remove inoperative provisions related to the Company’s previous dual-class common stock capital structure and a former controlling stockholder.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
19,375,067	23,416	24,228	1,501,138

Proposal 3:	The non-binding approval of the compensation of the Company’s named executive officers, as described in the Compensation Discussion and Analysis, executive compensation tables and accompanying narrative disclosure in the Company’s proxy statement.

The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The voting results were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
18,949,747	459,041	13,923	1,501,138

Proposal 4:	Ratification of the selection of Ernst & Young LLP as Cynosure’s independent registered public accounting firm for the year ending December 31, 2016.

Votes For	Votes Against	Votes Abstaining
20,727,197	188,390	8,262

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

3.1	Second Restated Certificate of Incorporation of the Company

3.2	Amended and Restated By-laws of the Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYNOSURE, INC.

Date: May 16, 2016	By:	/s/ Timothy W. Baker
Timothy W. Baker President, Chief Operating Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Second Restated Certificate of Incorporation of the Company

3.2	Amended and Restated By-laws of the Company